UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: August 28, 2007

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CHDT CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA	0-28331	84-1047159

(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.

Suite 120

Deerfield Beach, Florida 33442

(Address of principal executive offices)

(954) 252-3440 (Registrant's

Telephone number, including area code)

Item 7.01 Regulation FD.

Howard Ullman, Chairman of CHDT Corporation, gave a Web Site interview with SmallCapVoice.com, which interview was published at http://www.smallcapvoice.com/chdo/chdo-8-23-07.php on august 27, 2007. The transcript of the interview is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and attached hereto as an exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item  9.01 — Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	SmallCapVoice.com transcript of August 27, 2007 interview with Howard Ullman, Chairman of CHDT Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date: August 28, 2007
By: /s/ Stewart Wallach
Stewart Wallach
Chief Executive Officer & President